THIS GUARANTY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THIS GUARANTY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS GUARANTY UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO 180 CONNECT INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

CANADIAN GUARANTY

July 31, 2006

FOR VALUE RECEIVED, and in consideration of note purchases from, loans made or to be made or credit otherwise extended or to be extended by Laurus Master Fund, Ltd. ("**Laurus**") to or for the account of 180 Connect Inc., a Nevada corporation, (the "**Company**" and Mountain Center, Inc., JJ&V Communications, Inc., Tumbleweed HS Inc., Piedmont Telecommunications, Inc., 180 Digital Interiors, Inc., HD Complete, Inc., Ironwood Communications Inc. and Queens Cable Contractors, Inc. (the "**Debtors**"), from time to time and at any time and for other good and valuable consideration and to induce Laurus, in its discretion, to purchase such notes, make such loans or extensions of credit and to make or grant such renewals, extensions, releases of collateral or relinquishments of legal rights as Laurus may deem advisable, each of the undersigned (and each of them if more than one, the liability under this Guaranty being joint and several (jointly and severally referred to as "**Guarantors**" or the "**undersigned**") irrevocably and unconditionally guarantees to Laurus, its successors, endorsees and assigns under the Security Agreement the prompt payment when due (whether by acceleration or otherwise) of all present and future obligations and liabilities of any and all kinds, of the Debtors to Laurus and of all instruments of any nature evidencing or relating to any such obligations and liabilities upon which any Debtor or one or more parties and any Debtor is or may become liable to Laurus, whether incurred by any Debtor as maker, endorser, drawer, acceptor, guarantors, accommodation party or otherwise, and whether due or to become due, secured or unsecured, absolute or contingent, joint or several, and however or whenever acquired by Laurus, whether arising under, out of, or in connection with (i) that certain Security and Purchase Agreement dated as of the date hereof by and between the Company, the other borrower parties thereto and Laurus (the "**Security Agreement**") and (ii) each Ancillary Agreement referred to in the Security Agreement (the Security Agreement and each Ancillary Agreement, as each may be amended, modified, restated or supplemented from time to time, are collectively referred to herein as the "**Documents**"), or any documents, instruments or agreements relating to or executed in connection with the Documents or any documents, instruments or agreements referred to therein or otherwise, or any other indebtedness, obligations or liabilities of a Debtor to Laurus, whether now existing or hereafter arising in connection with the Documents whether, direct or indirect, liquidated or unliquidated, absolute or contingent, due or not due and whether under, pursuant to or evidenced by a note, agreement, guaranty, instrument or otherwise (all of which are herein collectively referred to as the "**Obligations**"), and irrespective of the genuineness, validity, regularity or enforceability of such Obligations, or of any instrument evidencing any of the Obligations or of any collateral therefor or of the existence or extent of

such collateral, and irrespective of the allowability, allowance or disallowance of any or all of the Obligations in any case commenced by or against any Debtor under Title 11, United States Code, the *Bankruptcy and Insolvency Act* (Canada) (the "**BIA**") and the *Companies' Creditors Arrangement Act* (the "**CCAA**") including, without limitation, obligations or indebtedness of any Debtor for post-petition interest, fees, costs and charges that would have accrued or been added to the Obligations but for the commencement of such case. Terms not otherwise defined herein shall have the meaning assigned such terms in the Security Agreement. In furtherance of the foregoing, each Guarantor hereby agrees as follows:

1. No Impairment. Laurus may at any time and from time to time, either before or after the maturity thereof, without notice to or further consent of the Guarantor, extend the time of payment of, exchange or surrender any collateral for, renew or extend any of the Obligations or increase or decrease the interest rate thereon, or any other agreement with the Debtors or with any other party to or person liable on any of the Obligations, or interested therein, for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between Laurus and any Debtor or any such other party or person, or make any election of rights Laurus may deem desirable under the United States Bankruptcy Code, as amended, the BIA, the CCAA, or any other federal, provincial or state bankruptcy, reorganization, moratorium or insolvency law relating to or affecting the enforcement of creditors' rights generally (any of the foregoing, an "Insolvency Law") without in any way impairing or affecting this Guaranty. This instrument shall be effective regardless of the subsequent incorporation, merger, amalgamation or consolidation of any Debtor or Guarantor, or any change in the composition, nature, personnel or location of any Debtor or Guarantor and shall extend to any successor entity to any Debtor or Guarantor, including a debtor in possession or the like under any Insolvency Law.

2. Guaranty Absolute. Each of the undersigned jointly and severally guarantees that the Obligations will be paid strictly in accordance with the terms of the Documents regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Debtor with respect thereto. Each Guarantor hereby knowingly accepts the full range of risk encompassed within a contract of "continuing guaranty" which risk includes the possibility that any Debtor will contract additional indebtedness for which Guarantors may be liable hereunder after any Debtor's financial condition or ability to pay its lawful debts when they fall due has deteriorated, whether or not any Debtor has properly authorized incurring such additional indebtedness. The Guarantors acknowledge that (i) no oral representations, including any representations to extend credit or provide other financial accommodations to the Debtors, have been made by Laurus to induce the Guarantor to enter into this Guaranty and (ii) any extension of credit to the Debtors shall be governed solely by the provisions of the Documents. The liability of the Guarantors under this Guaranty shall be absolute and unconditional, in accordance with its terms, and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any waiver, indulgence, renewal, extension, amendment or modification of or addition, consent or supplement to or deletion from or any other action or inaction under or in respect of the Documents or any assignment or transfer of any thereof (in

accordance with the terms thereof), (b) any lack of validity or enforceability of any Document, (c) any furnishing of any additional security to Laurus or its assignees or any acceptance thereof or any release of any security by Laurus or its assignees, (d) any limitation on any party's liability or obligation under the Documents or any other documents, instruments or agreements relating to the Obligations or any assignment or transfer of any thereof or any invalidity or unenforceability, in whole or in part, of any such document, instrument or agreement or any term thereof, (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to any Debtor, or any action taken with respect to this Guaranty by any trustee, receiver, interim receiver, or receiver and manager, or by any court, in any such proceeding, whether or not the Guarantor shall have notice or knowledge of any of the foregoing, (f) any exchange, release or nonperfection of any collateral, or any release, or amendment or waiver of or consent to departure from any guaranty or security, for all or any of the Obligations or (g) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Guarantor. Any amounts due from the Guarantor to Laurus shall bear interest until such amounts are paid in full at the highest rate then applicable to the Obligations. Obligations include post-petition interest whether or not allowed or allowable.

3. Waivers.

(a) This Guaranty is a guaranty of payment and not of collection. Laurus shall be under no obligation to institute suit, exercise rights or remedies or take any other action against any Debtor or any other person liable with respect to any of the Obligations or resort to any collateral security held by it to secure any of the Obligations as a condition precedent to the Guarantors being obligated to perform as agreed herein and each of the Guarantors hereby waives any and all rights which it may have by statute or otherwise which would require Laurus to do any of the foregoing. The obligations of each Guarantor hereunder are independent of the Obligations and a separate action or actions may be brought and prosecuted against each Guarantor to enforce this Guaranty, irrespective of whether any action is brought against any Debtor or whether any Debtor is joined in any such action or actions. Each of the Guarantors further consents and agrees that Laurus shall be under no obligation to marshal any assets in favor of the Guarantors, or against or in payment of any or all of the Obligations. The undersigned hereby waives all suretyship defenses and any rights to interpose any defense, counterclaim or offset of any nature and description which the undersigned may have or which may exist between and among Laurus, the Debtors and/or the Guarantors with respect to the undersigned's obligations under this Guaranty, or which the Debtors may assert on the underlying debt, including but not limited to failure of consideration, breach of warranty, fraud, payment (other than cash payment in full of the Obligations), statute of frauds, bankruptcy, infancy, statute of limitations, accord and satisfaction, and usury.

(b) Each of the undersigned further waives (i) notice of the acceptance of this Guaranty, of the making of any such loans or extensions of credit, and of all notices and demands of any kind to which the undersigned may be entitled, including, without limitation, notice of adverse change in any Debtor's financial condition or of any other fact which might materially increase the risk of the undersigned and (ii) presentment to or demand of payment from anyone whomsoever liable upon any of the Obligations, protest,

notices of presentment, non-payment or protest and notice of any sale of collateral security or any default of any sort.

(c) Notwithstanding any payment or payments made by the undersigned hereunder, or any setoff or application of funds of the undersigned by Laurus, the undersigned shall not be entitled to be subrogated to any of the rights of Laurus against any Debtor or against any collateral or guarantee or right of offset held by Laurus for the payment of the Obligations, nor shall the undersigned seek or be entitled to seek any contribution, indemnification or reimbursement from any Debtor in respect of payments made by the undersigned hereunder, until all amounts owing to Laurus by any Debtor on account of the Obligations are paid in full and Laurus' obligation to extend credit pursuant to the Documents have been terminated. If, notwithstanding the foregoing, any amount shall be paid to the undersigned on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full and Laurus' obligation to extend credit pursuant to the Documents shall not have been terminated, such amount shall be held by the undersigned in trust for Laurus, segregated from other funds of the undersigned, and shall forthwith upon, and in any event within two (2) business days of, receipt by the Guarantor, be turned over to Laurus in the exact form received by the Guarantor (duly endorsed by the Guarantor to Laurus, if required), to be applied against the Obligations, whether matured or unmatured, in such order as Laurus may determine, subject to the provisions of the Documents. Any and all present and future debts and obligations of any Debtor to any of the undersigned are hereby waived and postponed in favor of, and subordinated to the full payment and performance of, all present and future debts and Obligations of any Debtor to Laurus.

4. Indemnity. As an original and independent obligation under this Guaranty, each Guarantor shall:

(a) indemnify Laurus and keep Laurus indemnified against any cost, loss, expense or liability of whatever kind resulting from the failure by any Debtor to make due and punctual payment of any of the Obligations or resulting from any of the Obligations being or becoming void, voidable, unenforceable or ineffective against any Debtor (including, but without limitation, all legal and other costs, charges and expenses incurred by Laurus, in connection with preserving or enforcing, or attempting to preserve or enforce, its rights under this Guaranty); and

(b) pay on demand the amount of such cost, loss, expense or liability whether or not Laurus has attempted to enforce any rights against any Debtor or any other person or otherwise.

5. Security. All sums at any time to the credit of the undersigned and any property of the undersigned in Laurus' possession or in the possession of any bank, financial institution or other entity that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, Laurus (each such entity, an "Affiliate") shall be deemed held by Laurus or such Affiliate, as the case may be, as security for any and all of the undersigned's obligations to Laurus and to any Affiliate of Laurus, no matter how or when arising and whether under this or any other instrument, agreement or otherwise.

6. Representation as to Financial Benefit. Each of the undersigned respectively, hereby jointly and severally represents and warrants (which representation shall survive until all Obligations are indefeasibly satisfied in full and the Documents have been irrevocably terminated), that it has derived or expects to derive a financial or other advantage from each and every loan, advance or extension of credit made under the Documents or other Obligation incurred by any Debtor to Laurus.

7. Representations and Warranties of each Guarantor. Each Guarantor hereby represents and warrants to Laurus as follows:

(a) Organization, Good Standing and Qualification. It is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. It has the corporate power and authority to own and operate its properties and assets and, insofar as it is or shall be a party thereto, to (i) execute and deliver this Guaranty and any Ancillary Agreements, and (ii) to carry out the provisions of this Guaranty and the Ancillary Agreements and to carry on its business as presently conducted. 180 Connect Inc. ("**180 Canada**") has the corporate power and authority to issue the Warrant and the common stock of 180 Canada (the "**Common Stock**") issuable upon exercise of the Warrant (the "**Warrant Shares**"). It is duly registered and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature or location of its activities and of its properties (both owned and leased) makes such registration necessary, except for those jurisdictions in which failure to do so has not had, or could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(b) Capitalization; Voting Rights.

(i) The authorized capital stock of 180 Canada, as of the date hereof consists of an unlimited number of common shares, all of which are shares of common stock, and 24,476,626 of which are issued and outstanding. The authorized capital stock of Wirecomm Systems Inc. ("**Wirecomm Canada**") as of the date hereof consists of an unlimited number of common shares and an unlimited number of redeemable preferred shares, of which 100 shares of common stock and no shares of preference stock are issued and outstanding.

(ii) Except as disclosed on Schedule 7(b), other than the shares reserved for issuance pursuant to the option to purchase shares granted if any, by the Guarantor; there are no outstanding options, warrants, rights (including conversion or pre-emptive rights and rights of first refusal), proxy or stockholder agreements, or arrangements or agreements of any kind for the purchase or acquisition from the Guarantor of any of its securities. Except as disclosed on Schedule 7(b), neither the offer or issuance of the Warrant, or the issuance of any of the Warrant Shares, nor the consummation of any transaction contemplated hereby will result in a change in the price (other than the price at which Common Stock is listed and posted for trading on the Principal Market) or number (other than the issuance of the Warrant Shares) or any of 180 Canada's outstanding

securities of 180 Canada outstanding, under anti-dilution or other similar provisions contained in or affecting any such securities.

(iii) All issued and outstanding shares of the Common Stock: (y) have been duly authorized and validly issued and are fully paid and non-assessable; and (z) were issued in compliance with all applicable provincial and federal laws concerning the issuance of securities.

(iv) The rights, preferences, privileges and restrictions of the shares of the Common Stock of 180 Canada are as stated in the articles of incorporation and by-laws of 180 Canada (the "**Charter**"). The Warrant Shares have been duly and validly reserved for issuance. When issued in compliance with the provisions of the Charter and the Warrant as the case may be and assuming full payment with respect thereto, the Warrant and Warrant Shares will be validly issued, fully paid and non-assessable, and will be free of any liens or encumbrances; provided, however, that the Warrant and Warrant Shares will be subject to restrictions on transfer under provincial and/or federal securities laws as set forth herein or as otherwise may be required by such laws at the time a transfer is proposed.

(c) Authorization; Binding Obligations. All corporate action on its part (including its respective officers and directors) necessary for the authorization of this Guaranty and any other Ancillary Agreements, the performance of all of its obligations hereunder and under the Ancillary Agreements on the Closing Date and, the authorization, issuance and delivery of the Warrant has been taken or will be taken by the applicable Guarantor prior to the Closing Date. This Guaranty and the other Ancillary Agreements, when executed and delivered and to the extent it is a party thereto, will be its valid and binding obligations enforceable against it in accordance with their terms, except:

(i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights; and

(ii) general principles of equity that restrict the availability of equitable or legal remedies.

The issuance of the Warrant and the subsequent exercise of the Warrant for Warrant Shares are not and will not be subject to any pre-emptive rights or rights of first refusal that have not been properly waived or complied with.

(d) Liabilities. The Guarantor does not have liabilities, except current liabilities incurred in the ordinary course of business and liabilities disclosed in any Securities Act Filings.

(e) Disclosure Controls. 180 Canada maintains disclosure controls and procedures ("**Disclosure Controls**") designed to ensure that information required to be disclosed by 180 Canada in the reports that it files or submits under the *Securities Act* (Ontario) and the *Securities Act* (Alberta) (the "**Canadian Securities Acts**") is recorded,

processed, summarized, and reported, within the time periods specified in the rules and forms of The Toronto Stock Exchange ("**TSX**") and Ontario Securities Commission and any other applicable securities commission from time to time (collectively, the "**Securities Commissions**").

There are no deficiencies in any of its Disclosure Controls that is required to be disclosed in any of the Securities Act Filings, except as so disclosed.

(f) Compliance with Other Instruments. Each Guarantor is not in violation or default of (x) any term of its Charter, or (y) any provision of any indebtedness, mortgage, indenture, contract, agreement or instrument to which it is party or by which it is bound or of any judgment, decree, order or writ, which violation or default, in the case of this clause (f), has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. The execution, delivery and performance of and compliance with this Guaranty and any other Ancillary Agreements to which it is a party, and the issuance of the Warrant and Warrant Shares each pursuant hereto and thereto, will not, with or without the passage of time or giving of notice, result in any such material violation, or be in conflict with or constitute a default under any such term or provision, or result in the creation of any Lien upon any of its properties or assets or the suspension, revocation, impairment, forfeiture or non-renewal of any permit, license, authorization or approval applicable to it, its businesses or operations or any of its assets or properties which could reasonably be expected to have, either individually or in the aggregate a Material Adverse Effect.

(g) Registration Rights and Voting Rights. Except as set forth on Schedule 7(g) and except as disclosed in 180 Canada's filing under the Canadian Securities Act ("**Securities Act Filings**"), 180 Canada is not presently under any obligation, and it has not granted any rights, to register any of its presently outstanding securities or any of its securities that may hereafter be issued. Except as set forth on Schedule 7(g) and except as disclosed in the Securities Act Filings, to its knowledge, none of its stockholders has entered into any agreement with respect to its voting of equity securities.

(h) Compliance with Laws; Permits. 180 Canada is not in violation of any applicable Canadian corporate governance law or any requirement of the Canadian Securities Act and the regulations thereunder or of the rules, instruments, policies and other regulatory guidance of the Securities Commissions or any by-law or any rule of the Principal Market promulgated thereunder or any other applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties which has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. No governmental orders, permissions, consents, approvals or authorizations are required to be obtained and no registrations or declarations are required to be filed in connection with the execution and delivery of this Guaranty or any other Ancillary Agreement and the issuance of any of the Warrant and Warrant Shares, except such as have been duly and validly obtained or filed, or with respect to any filings that must be made after the Closing Date, as will be filed in a timely manner. It has all material franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which

could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(i) Valid Offering. Assuming the accuracy of the representations and warranties of Laurus contained in this Guaranty, the offer and issuance of the Warrant and Warrant Shares will be exempt from the registration and prospectus requirements of the Canadian Securities Acts and the U.S. Securities Act.

(j) SC Reports and Financial Statements. Except as set forth on Schedule 7(j), it has filed all financial statements, annual information forms, management information circulars, reports and other documents required to be filed by it under the Canadian Securities Act.

(k) Listing. The Common Stock is listed or quoted, as applicable, on the Principal Market and satisfies all requirements for the continuation of such listing or quotation, as applicable, and 180 Canada shall do all things necessary for the continuation of such listing or quotation, as applicable. 180 Canada has not received any notice that the Common Stock will be de-listed from, or no longer quoted on, as applicable, the Principal Market or that the Common Stock does not meet all requirements for such listing or quotation, as applicable.

(l) Stop Transfer. 180 Canada will not issue any stop transfer order or other order impeding the sale and delivery of any of the Warrant or the Warrant Shares at such time as the Warrant or the Warrant Shares become freely tradeable or an exemption from the prospectus registration or equivalent requirements of applicable securities laws in respect of such sale or delivery is available, except as required by applicable securities laws.

(m) Dilution. Subject to any maximum conversion and any restrictions contained in this Guaranty or any other Ancillary Agreement, 180 Canada specifically acknowledges its obligation to issue the shares of Common Stock upon exercise of the Warrant is binding upon 180 Canada and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of 180 Canada.

(n) Patriot Act. It certifies that, to the best of its knowledge, it has not been designated, nor is or shall be owned or controlled, by a "suspected terrorist" as defined in Executive Order 13224. It hereby acknowledges that Laurus seeks to comply with all applicable laws concerning money laundering and related activities. In furtherance of those efforts, it hereby represents, warrants and covenants that: (i) none of the cash or property that it will pay or will contribute to Laurus has been or shall be derived from, or related to, any activity that is deemed criminal under United States law; and (ii) no contribution or payment by it to Laurus, to the extent that they are within its control shall cause Laurus to be in violation of the United States *Bank Secrecy Act*, the United States *International Money Laundering Control Act of 1986*, the United States *International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001* the Canadian *Proceeds of Crime (Money Laundering) and Terrorist Financing Act*. It shall promptly notify Laurus if any of these representations, warranties and covenants ceases to be true and accurate regarding it or any of its Subsidiaries. It shall provide Laurus with any additional information regarding it that Laurus deems necessary or convenient to ensure

compliance with all applicable laws concerning money laundering and similar activities. It understands and agrees that if at any time it is discovered that any of the foregoing representations, warranties and covenants are incorrect, or if otherwise required by applicable law or regulation related to money laundering or similar activities, Laurus may undertake appropriate actions to ensure compliance with applicable law or regulation, including but not limited to segregation and/or redemption of Laurus' investment in it. It further understands that Laurus may release confidential information about it and, if applicable, any underlying beneficial owners, to proper authorities if Laurus, in its sole discretion, determines that it is in the best interests of Laurus in light of relevant rules and regulations under the laws set forth in subsection (ii) above.

8. Covenants of 180 Canada. 180 Canada covenants and agrees with Laurus as follows:

(a) Cease Trade Orders. It shall advise Laurus promptly after it receives notice of issuance by the Securities Commissions, any provincial securities commission, the Principal Market or any other regulatory authority of any cease trade order or of any order preventing or suspending any offering of any securities of the Guarantor, or of the suspension of the qualification or listing of the Common Stock of 180 Canada for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

(b) Listing. It shall promptly secure the listing or quotation, as applicable, of the shares of Common Stock issuable upon exercise of the Warrant on the Principal Market upon which shares of Common Stock are listed or quoted, as applicable, (subject to official notice of issuance) and shall maintain such listing or quotation, as applicable, so long as any other shares of Common Stock shall be so listed or quoted, as applicable. 180 Canada shall maintain the listing or quotation, as applicable, of its Common Stock on the Principal Market, and will comply in all material respects with its reporting, filing and other obligations under the bylaws or rules of the TSX and such exchanges, as applicable.

(c) Market Regulations. It shall notify the TSX, applicable Securities Commissions and provincial authorities, in accordance with their requirements, of the transactions contemplated by this Guaranty, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Warrant and the Warrant Shares to Laurus and promptly provide copies thereof to Laurus.

(d) Reporting Requirements.

(i) It shall timely file with the Securities Commissions all reports required to be filed pursuant to the Canadian Securities Acts and refrain from terminating its status as a reporting issuer required by the Canadian Securities Acts to file reports thereunder even if the Canadian Securities Acts or the rules or regulations thereunder would permit such termination.

(ii) It shall deliver, or cause to be delivered, to Laurus each of the following, promptly after (y) the filing thereof, copies of 180 Canada's most recent registration statements and annual, quarterly, monthly or other regular reports which 180 Canada files with the Securities Commissions,

and (ii) the issuance thereof, copies of such financial statements, reports and proxy statements as 180 Canada shall send to its stockholders.

(e) Confidentiality. It shall not disclose, and will not include in any public announcement, the name of Laurus, unless expressly agreed to by Laurus or unless and until such disclosure is required by law or applicable regulation or the rules of the Principal Market, and then only to the extent of such requirement. Notwithstanding the foregoing, 180 Canada may disclose Laurus' identity and the terms of this Guaranty to its current and prospective debt and equity financing sources.

(f) Resales of Securities. It agrees to cooperate with Laurus in connection with all resales pursuant to the Canadian Securities Acts and provide legal opinions necessary to allow such resales provided, it and its counsel receive reasonably requested representations from Laurus and the broker, if any.

(g) Reissuance of Securities. It shall reissue certificates representing the Warrant Shares with only the legend set forth in Section 30 below at such time as the holder thereof is permitted to dispose of such Warrant and Warrant Shares pursuant to the resale rules of the Canadian Securities Acts.

(h) Authorization and Reservation of Shares. The Company is authorized to issue an unlimited number of shares of Common Stock. If after the Closing Date, the Company amends its articles or certificates of incorporation or similar charter document to limit the number of shares of Common Stock that the Company is authorized to issue, it shall at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrant, shares of Common Stock (or other securities) from time to time issuable on the exercise of the Warrant.

(i) Offering Restrictions. Except as previously disclosed in the SC Reports or in the Securities Act Filings, or on Schedule 8(i) hereto or stock or stock options granted to its employees or directors, it shall not, without the prior written consent of Laurus, (x) enter into any equity line of credit agreement or similar agreement or (y) issue, or enter into any agreement to issue, any securities with a variable/floating conversion rate.

(j) Authorization and Reservation of Shares. It shall at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of the Warrant.

(k) Legal Name, etc. It shall not, without providing Laurus with 30 days prior written notice, change (i) its name as it appears in the official filings in the jurisdiction of its incorporation, (ii) the type of legal entity it is, (iii) its jurisdiction or (v) amend its articles of incorporation, by-laws or other organizational document.

(l) Power of Attorney. Following the occurrence of and during the continuance of an Event or Default, 180 Canada hereby appoints Laurus, or any other Person whom Laurus may designate as 180 Canada's attorney, with power to: (i) endorse its name on any checks, notes, acceptances, money orders, drafts or other forms of payment or security that may come into Laurus' possession; (ii) sign its name on any invoice or bill of lading relating to any Accounts, drafts against Account Debtors,

schedules and assignments of Accounts, notices of assignment, financing statements and other public records, verifications of Account and notices to or from Account Debtors; (iii) verify the validity, amount or any other matter relating to any Account by mail, telephone, telegraph or otherwise with Account Debtors; (iv) do all things necessary to carry out this Guaranty, any other Ancillary Agreement and all related documents; and (v) on or after the occurrence and during the continuation of an Event of Default, notify the post office authorities to change the address for delivery of its mail to an address designated by Laurus, and to receive, open and dispose of all mail addressed to it. The Guarantor hereby ratifies and approves all acts of the attorney. Neither Laurus, nor the attorney will be liable for any acts or omissions or for any error of judgment or mistake of fact or law, except for gross negligence or willful misconduct. This power, being coupled with an interest, is irrevocable so long as Laurus has a security interest and until the Obligations have been fully satisfied.

(m) Opinion. On the Closing Date, it shall deliver to Laurus an opinion acceptable to Laurus acting reasonably from its legal counsel. It will provide, at its expense, such other legal opinions in the future as are reasonably necessary for the exercise of the Warrant.

(n) Further Assurances. At any time and from time to time, upon the written request of Laurus and at the sole expense of 180 Canada, it shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Laurus may request (a) to obtain the full benefits of this Guaranty and the other Ancillary Agreements, (b) to protect, preserve and maintain Laurus' rights in the Warrant and the Warrant Shares and any shares pledged by 180 Canada to Laurus under this Guaranty or any other Ancillary Agreement, and/or (c) to enable Laurus to exercise all or any of the rights and powers herein granted or any Ancillary Agreement.

Representations of Laurus.

(a) Laurus is resident in the jurisdiction of the Cayman Islands.

(b) Laurus has all necessary power and authority under all applicable provisions of law to execute and deliver this Guaranty and to carry out its provisions. All corporate action on Laurus' part required for the lawful execution and delivery of this Guaranty have been or will be effectively taken prior to the Closing Date. Upon its execution and delivery, this Guaranty shall be valid and binding obligations of Laurus, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, and (ii) as limited by general principles of equity that restrict the availability of equitable and legal remedies.

(c) Laurus is not a party to, and is not acting in concert with a person who is party to: (i) an agreement to transfer Laurus' legal or beneficial interest in the Warrant or Warrant Shares; or (ii) an agreement to grant a participating interest in the Warrant or Warrant Shares.

(d) Laurus shall comply with all applicable securities laws concerning any resale of the Warrant and Warrant Shares and shall consult with his, her or its own legal advisors with respect to such compliance.

(e) If required by applicable securities laws, Laurus will execute, deliver, file and otherwise assist 180 Canada in filing such reports, undertakings and other documents with respect to the issuance of the Warrant Shares as may be required.

(f) Laurus understands that the Warrant and Warrant Shares are being offered pursuant to an exemption from the prospectus and registration requirement contained in the Canadian Securities Acts based in part upon Laurus' representations contained in this Agreement, including, without limitation, that Laurus is an "accredited investor" as such term is defined in National Instrument 45-106 (**"NI 45-106"**).

(g) In the event that Laurus becomes an "insider" or "control person" of the Guarantor or a Company (within the meaning of applicable securities laws) or in the event that a nominee of Laurus becomes a director or officer of the Guarantor, a Company or any of its Subsidiaries, Laurus shall notify the Principal Market and the applicable securities regulatory authority shall file with the Principal Market any personal information forms required by reason thereof.

(h) Neither Laurus nor any of its Affiliates or investment partners has, prior to the Closing Date, traded any of the Common Stock in violation of applicable securities laws

(i) Laurus has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Warrant and the Warrant Shares.

(j) <u>Laurus Bears Economic Risk</u>. Laurus has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to 180 Canada so that it is capable of evaluating the merits and risks of its investment in 180 Canada and has the capacity to protect its own interests. Laurus must bear the economic risk of this investment until the Warrant and the Warrant Shares are sold pursuant to (i) a prospectus for which a final receipt has been issued under the Canadian Securities Acts, or (ii) an exemption from the prospectus and registration requirements of the Canadian Securities Acts is available.

(k) <u>Investment for Own Account.</u> The Warrant and the Warrant Shares are being issued to Laurus for its own account for investment only, and not as a nominee or agent and not with a view towards or for resale or distribution of all or any such Warrant or Warrant Shares.

(l) <u>Laurus Can Protect Its Interest</u>. Laurus represents that by reason of its, or of its management's, business and financial experience, Laurus has the capacity to evaluate the merits and risks of its investment in the Warrant and the Warrant Shares and to protect its own interests in connection with the transactions contemplated in the Security Agreement and the Ancillary Agreements. Further, Laurus is aware of no

publication of any advertisement in connection with the transactions contemplated in the Guaranty or the other Ancillary Agreements.

(m) Shorting. Neither Laurus nor any of its Affiliates or investment partners has, will, or will cause any Person, to directly engage in "short sales" of the Common Stock so long as any amounts under the Security Agreement shall be outstanding.

(n) Patriot Act. Laurus certifies that, to the best of Laurus' knowledge, Laurus has not been designated, and is not owned or controlled, by a "suspected terrorist" as defined in Executive Order 13224. Laurus seeks to comply with all applicable laws concerning money laundering and related activities. In furtherance of those efforts, Laurus hereby represents, warrants and covenants that: (i) none of the cash or property that Laurus will use to make the Loans has been or shall be derived from, or related to, any activity that is deemed criminal under United States law; and (ii) no disbursement by Laurus to any Company to the extent within Laurus' control, shall cause Laurus to be in violation of the United States *Bank Secrecy Act*, the United States *International Money Laundering Control Act of 1986*, the United States *International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001* the Canadian *Proceeds of Crime (Money Laundering) and Terrorist Financing Act.* Laurus shall promptly notify the Guarantor if any of these representations ceases to be true and accurate regarding Laurus. Laurus agrees to provide the Guarantor any additional information regarding Laurus that the Guarantor deems necessary or convenient to ensure compliance with all applicable laws concerning money laundering and similar activities. Laurus understands and agrees that if at any time it is discovered that any of the foregoing representations are incorrect, or if otherwise required by applicable law or regulation related to money laundering similar activities, Laurus may undertake appropriate actions to ensure compliance with applicable law or regulation, including but not limited to segregation and/or redemption of Laurus' investment in the Guarantor. Laurus further understands that the Guarantor may release information about Laurus and, if applicable, any underlying beneficial owners, to proper authorities if the Guarantor, in its sole discretion, determines that it is in the best interests of the Guarantor in light of relevant rules and regulations under the laws set forth in subsection (ii) above.

10. Acceleration.

(a) If any Event of Default (as defined in the Security Agreement) shall have occurred or be continuing, if any of the Debtors or the Guarantors should at any time become insolvent, or make a general assignment, or if a proceeding in or under any Insolvency Law shall be filed or commenced by, or in respect of any of the Guarantors or if a notice of any lien, levy, or assessment is filed of record with respect to any assets of the Guarantor by the United States of America or Canada, or any respective department, agency, or instrumentality of either country, or if any taxes or debts owing at any time or times hereafter to any one of them becomes a lien or encumbrance upon any assets of the undersigned in Laurus' possession, or otherwise, any and all Obligations shall for purposes hereof, at Laurus' option, subject to Applicable Laws ("**Applicable Laws**" means, in respect of any person, property, transaction or event, all present and future laws, statutes, regulations, treaties, judgments and decrees applicable to that person, property, transaction or event (whether or not having the force of law with respect to

regulatory matters applicable to Laurus) and all applicable requirements, requests, official directives, consents, approvals, authorizations, guidelines, rules, orders and policies of any Governmental Authority ("**Governmental Authority**" means any domestic or foreign government including any federal, provincial, state, territorial or municipal government and any government agency tribunal, commission or other authority exercising or purporting to exercise executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, government) having or purporting to have authority over that person, property or transaction or event) be deemed due and payable without notice notwithstanding that any such Obligation is not then due and payable by any Debtor.

(b) Each of the undersigned will promptly notify Laurus of any default by such undersigned in its respective performance or observance of any term or condition of any material agreement to which the (i) undersigned is a party; and (ii) undersigned may be required to make payment to a third party, if the effect of such default is to cause, or permit the holder of any obligation under such agreement to cause, such obligation to become due prior to its stated maturity and, if such an event occurs, Laurus shall have the right to accelerate such undersigned's obligations hereunder.

11. Payments from Guarantors. Laurus, in its sole and absolute discretion, with or without notice to the undersigned, may apply on account of the Obligations any payment from the undersigned or any other guarantors, or amounts realized from any security for the Obligations, or may deposit any and all such amounts realized in a non-interest bearing cash collateral deposit account to be maintained as security for the Obligations.

12. Tax Gross Up. Any and all payments by each Guarantor hereunder, and any amounts on account of interest or deemed interest, shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding taxes imposed on net income or franchise taxes of Laurus by the jurisdiction in which such person is organized or has its principal office (all such non-excluded taxes, levies, imposts, deductions, charges withholdings and liabilities, collectively or individually, "**Taxes**"). If any Guarantor shall be required to deduct any Taxes from or in respect of any sum payable hereunder to Laurus, (i) the sum payable shall be increased by the amount (an "additional amount") necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 12) Laurus shall receive an amount equal to the sum it would have received had no such deductions been made, (ii) such Guarantor shall make such deductions and (iii) such Guarantor shall pay the full amount deducted to the relevant governmental authority in accordance with applicable law.

In addition, each Guarantor agrees to pay to the relevant governmental authority in accordance with applicable law any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Guaranty ("**Other Taxes**"). The Guarantor shall deliver to Laurus official receipts, if any, in respect of any Taxes or Other Taxes payable hereunder promptly after payment of such Taxes or Other Taxes or other evidence of payment reasonably acceptable to Laurus.

Each Guarantor hereby indemnifies and agrees to hold Laurus harmless from and against Taxes and Other Taxes (including, without limitation, Taxes and Other Taxes imposed on any amounts payable under this Section 12) paid by such person, whether or not such Taxes or Other Taxes were correctly or legally asserted. Such indemnification shall be paid within ten (10) days from the date on which any such person makes written demand therefore specifying in reasonable detail the nature and amount of such Taxes or Other Taxes.

13. Costs. The undersigned shall pay on demand, all reasonable costs, fees and expenses (including, without limitation, expenses for legal services of every kind) relating or incidental to the enforcement or protection of the rights of Laurus hereunder or under any of the Obligations.

14. No Termination. This is a continuing irrevocable guaranty and shall remain in full force and effect and be binding upon the undersigned, and, its respective successors and assigns, until all of the Obligations have been paid in full and Laurus' obligation to extend credit pursuant to the Documents has been irrevocably terminated. If any of the present or future Obligations are guaranteed by persons, partnerships or corporations in addition to the undersigned, the death, release or discharge in whole or in part or the bankruptcy, amalgamation, merger, consolidation, incorporation, liquidation or dissolution of one or more of them shall not discharge or affect the liabilities of any undersigned under this Guaranty.

15. Recapture. Anything in this Guaranty to the contrary notwithstanding, if Laurus receives any payment or payments on account of the liabilities guaranteed hereby, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver, interim receiver or receiver and manager or any other party under any Insolvency Law, common law or equitable doctrine, then to the extent of any sum not finally retained by Laurus, the undersigned's obligations to Laurus shall be reinstated and this Guaranty shall remain in full force and effect (or be reinstated) until payment shall have been made to Laurus, which payment shall be due on demand.

16. Books and Records. The books and records of Laurus showing the account between Laurus and the Debtors shall be admissible in evidence in any action or proceeding, shall be binding upon the undersigned for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof.

17. No Waiver. No failure on the part of Laurus to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Laurus of any right, remedy or power hereunder preclude any other or future exercise of any other legal right, remedy or power. Each and every right, remedy and power hereby granted to Laurus or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by Laurus at any time and from time to time.

18. Waiver of Jury Trial. EACH OF THE UNDERSIGNED DOES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR WITH RESPECT TO THIS GUARANTY OR ANY OF THE TRANSACTIONS

CONTEMPLATED HEREBY OR RELATING OR INCIDENTAL HERETO. THE UNDERSIGNED DOES HEREBY CERTIFY THAT NO REPRESENTATIVE OR AGENT OF LAURUS HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LAURUS WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.

19. Governing Law; Jurisdiction; Amendments. THIS INSTRUMENT CANNOT BE CHANGED OR TERMINATED ORALLY, AND SHALL BE GOVERNED, CONSTRUED AND INTERPRETED AS TO VALIDITY, ENFORCEMENT AND IN ALL OTHER RESPECTS IN ACCORDANCE WITH THE LAWS OF THE PROVINCE OF ONTARIO AND THE FEDERAL LAWS OF CANADA APPLICABLE THEREIN. EACH OF THE UNDERSIGNED EXPRESSLY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION AND VENUE OF THE SUPREME COURT OF THE STATE OF NEW YORK, COUNTY OF NEW YORK, AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR ALL PURPOSES IN CONNECTION HEREWITH. ANY JUDICIAL PROCEEDING BY THE UNDERSIGNED AGAINST LAURUS INVOLVING, DIRECTLY OR INDIRECTLY ANY MATTER OR CLAIM IN ANY WAY ARISING OUT OF, RELATED TO OR CONNECTED HEREWITH MAY BE BROUGHT IN THE SUPREME COURT OF THE STATE OF NEW YORK, COUNTY OF NEW YORK OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. THE UNDERSIGNED FURTHER CONSENTS THAT ANY SUMMONS, SUBPOENA OR OTHER PROCESS OR PAPERS (INCLUDING, WITHOUT LIMITATION, ANY NOTICE OR MOTION OR OTHER APPLICATION TO EITHER OF THE AFOREMENTIONED COURTS OR A JUDGE THEREOF) OR ANY NOTICE IN CONNECTION WITH ANY PROCEEDINGS HEREUNDER, MAY BE SERVED INSIDE OR OUTSIDE OF THE STATE OF NEW YORK OR THE SOUTHERN DISTRICT OF NEW YORK BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OR BY PERSONAL SERVICE PROVIDED A REASONABLE TIME FOR APPEARANCE IS PERMITTED, OR IN SUCH OTHER MANNER AS MAY BE PERMISSIBLE UNDER THE RULES OF SAID COURTS. EACH OF THE UNDERSIGNED WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED HEREON AND SHALL NOT ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE OR BASED UPON FORUM NON CONVENIENS.

20. Judgment Currency. If, for the purpose of obtaining or enforcing judgment against any Guarantor in any court in any jurisdiction, it becomes necessary to convert into any other currency (such other currency being hereinafter in this section referred to as the "**Judgment Currency**") an amount due under this Guaranty in any currency (the "**Obligation Currency**") other than the Judgment Currency, the conversion shall be made at the rate of exchange prevailing on the business day immediately preceding (a) the date of actual payment of the amount due, in the case of any proceeding in the courts of New York or in the courts of any other jurisdiction that will give effect to such conversion being made on such date, or (b) the date on which the foreign court determines, in the case of any proceeding in the courts of any other jurisdiction (the applicable date as of which such conversion is made pursuant to this section being hereinafter in this section referred to as the "Judgment Conversion Date").

If, in the case of any proceeding in the court of any jurisdiction referred to in the preceding paragraph, there is a change in the rate of exchange prevailing between the Judgment Conversion Date and the date of actual receipt of the amount due in immediately available funds, the Guarantor shall pay such adjusted amount as may be necessary to ensure that the amount actually received in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of the Judgment Currency stipulated in the judgment or judicial order at the rate of exchange prevailing on the Judgment Conversion Date. Any amount due from any Guarantor under this section shall be due as a separate debt and shall not be affected by judgment being obtained for any other amounts due under or in respect of this Guaranty.

21. Severability. To the extent permitted by applicable law, any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

22. Amendments, Waivers. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the undersigned therefrom shall in any event be effective unless the same shall be in writing executed by each of the undersigned directly affected by such amendment and/or waiver and Laurus.

23. Notice. All notices, requests and demands to or upon the undersigned, shall be in writing and shall be deemed to have been duly given or made (a) when delivered, if by hand, (b) three (3) days after being sent, postage prepaid, if by registered or certified mail, (c) when confirmed electronically, if by facsimile, or (d) when delivered, if by a recognized overnight delivery service in each event, to the numbers and/or address set forth beneath the signature of the undersigned.

24. Counterparts. This Guaranty may be executed in any number of counterparts which shall, collectively and separately constitute one agreement. Any signature delivered by a party by facsimile transmission or by sending a scanned copy by electronic mail shall be deemed an original signature hereto.

25. Successors. Laurus may, from time to time, without notice to the undersigned, sell, assign, transfer or otherwise dispose of all or any part of the Obligations and/or rights under this Guaranty in accordance with the Security Agreement. Without limiting the generality of the foregoing, in accordance with the terms of the Security Agreement, Laurus may assign, or grant participations to, one or more banks, financial institutions or other entities all or any part of any of the Obligations. In each such event, Laurus, its Affiliates and each and every immediate and successive purchaser, assignee, transferee or holder of all or any part of the Obligations shall have the right to enforce this Guaranty, by legal action or otherwise, for its own benefit as fully as if such purchaser, assignee, transferee or holder were herein by name specifically given such right. Laurus shall have an unimpaired right to enforce this Guaranty for its benefit with respect to that portion of the Obligations which Laurus has not disposed of, sold, assigned, or otherwise transferred.

26. Joinder. It is understood and agreed that any person or entity that desires to become a Guarantor hereunder, or is required to execute a counterpart of this Guaranty after the date hereof pursuant to the requirements of any Document, shall become Guarantor hereunder by (x) executing a joinder agreement in form and substance satisfactory to Laurus, (y) delivering supplements to such exhibits and annexes to such Documents as Laurus shall reasonably request and (z) taking all actions as specified in this Guaranty as would have been taken by such Guarantor had it been an original party to this Guaranty, in each case with all documents required above to be delivered to Laurus and with all documents and actions required above to be taken to the reasonable satisfaction of Laurus.

27. Release. Nothing except cash payment in full of the Obligations shall release any of the undersigned from liability under this Guaranty.

28. Limitation of Obligations under this Guaranty. Each Guarantor and Laurus (by its acceptance of the benefits of this Guaranty) hereby confirms that it is its intention that this Guaranty not constitute (i) a fraudulent transfer or conveyance for purposes of the *Bankruptcy Code*, the *Uniform Fraudulent Conveyance Act* or any similar federal, provincial or state law; or (ii) a preference or a preferential transfer for purposes of the BIA or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect in any bankruptcy, insolvency or similar proceeding with respect to any Debtor. To effectuate the foregoing intention, the Guarantor which is subject to the *Bankruptcy Code*, the *Uniform Fraudulent Conveyance Act* or any similar federal, provincial or state law and Laurus (by its acceptance of the benefits of this Guaranty) hereby irrevocably agrees that the Obligations guaranteed by such Guarantor shall be limited to such amount as will, after giving effect to such maximum amount and all other (contingent or otherwise) liabilities of the Guarantor that are relevant under such laws, result in the Obligations of such Guarantor under this Guaranty in respect of such maximum amount not constituting a fraudulent transfer or conveyance, preference or preferential transfer.

29. Legend. The Warrant and any Warrant Shares, shall bear a legend which shall be in substantially the following form until December 1, 2006:

> THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO 180 CONNECT INC. (CN) THAT SUCH REGISTRATION IS NOT REQUIRED.

UNLESS PERMITTED UNDER CANADIAN SECURITIES LEGISLATION, THE HOLDER OF THE WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT SHALL NOT TRADE THE WARRANT AND THE COMMON STOCK ISSUABLE UPON THE EXERCISE OF THIS WARRANT BEFORE DECEMBER 1, 2006.

WITHOUT PRIOR WRITTEN APPROVAL OF THE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TORONTO STOCK EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL DECEMBER 1, 2006."

30. The Warrant and the Warrant Shares shall bear a legend which shall be in substantially the following form following December 1, 2006:

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO 180 CONNECT INC. (CN) THAT SUCH REGISTRATION IS NOT REQUIRED.

**[REMAINDER OF THIS PAGE IS BLANK.
SIGNATURE PAGE IMMEDIATELY FOLLOWS]**

IN WITNESS WHEREOF, this Guaranty has been executed by the Guarantor and Laurus as of the day and year first written above.

180 CONNECT INC.

Per: [signature]
Name: Steven C. Amato
Title: Sr. VP + CFO

WIRECOMM SYSTEMS INC.

Per: [signature]
Name: Steven C. Amato
Title: Sr. VP + CFO

LAURUS MASTER FUND, LTD.

Per: ______________________
Name:
Title:

IN WITNESS WHEREOF, this Guaranty has been executed by the Guarantor and Laurus as of the day and year first written above.

180 CONNECT INC.

Per: ______________________________

Name:
Title:

WIRECOMM SYSTEMS INC.

Per: ______________________________

Name:
Title:

LAURUS MASTER FUND, LTD.

Per: ______________________________

Name: Eugene Grin
Title: Director

Schedule 7(j)

Not Applicable